Related Parties (FY)	12 Months Ended
Dec. 31, 2020
Related Parties [Abstract]
Related Parties
Note 17. Related Parties
As disclosed in Note 9, the Company issued two promissory notes to two former owners of acquired businesses in conjunction with acquisition activity during 2017. Such former owners subsequently became employees of the Company post acquisition. As of April 1, 2020, one of the owners is no longer an employee of the Company.
The Company has various leases or subleases with employees of the Company. No material amounts were incurred or paid for the year ended December 31, 2020 and 2019 or due or owed as of December 31, 2020 and 2019.